Rule 497(e)

Registration Nos. 333-168727 and 811-22452

First Trust Series Fund

(the “Trust”)

First Trust Short Duration High Income Fund

First Trust Managed Municipal Fund

(each, a “Fund”)

Supplement To each Fund’s Statement of Additional Information

OCTOBER 6, 2022

Notwithstanding anything to the contrary in each Fund’s Statement of Additional Information, First Trust Advisors L.P.’s (“First Trust”) use of the ISS Proxy Voting Guidelines is not intended to constrain First Trust’s consideration of any proxy proposal, and there are times when First Trust deviates from the ISS Proxy Voting Guidelines. This includes when required by Rule 12d1-4 agreements between a Fund and certain acquired funds, if applicable. Generally, First Trust will not rely on ISS Proxy Voting Guidelines to withhold votes or vote against directors solely based on quota criteria or the exclusion of certain climate-related disclosures, which may or may not relate to the company’s core business or may not materially impact shareholder value. First Trust will consider such proxy voting decisions in light of merit-based considerations which it believes may impact shareholder value. First Trust retains final authority and fiduciary responsibility for proxy voting.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE